UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 11, 2020 (May 6, 2020)

GENERAL DYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11011 Sunset Hills Road	,	Reston,	Virginia	20190
(Address of Principal Executive Offices)				(Zip Code)
(703) 876-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The voting results for matters submitted to the company’s shareholders for consideration at the Annual Meeting held on May 6, 2020, are set forth below.

In an uncontested election, each of the following nominees was elected to the Board of Directors according to the following votes:

	For	Against	Abstain	Broker Non-Votes
James S. Crown	233,099,330	7,956,433	450,145	23,508,482
Rudy F. deLeon	235,408,599	5,742,091	355,218	23,508,482
Cecil D. Haney	239,867,329	1,286,683	351,896	23,508,482
Mark M. Malcolm	239,923,268	1,216,000	366,640	23,508,482
James N. Mattis	240,633,576	554,240	318,092	23,508,482
Phebe N. Novakovic	233,085,348	8,099,346	321,214	23,508,482
C. Howard Nye	236,591,277	4,550,977	363,654	23,508,482
William A. Osborn	231,534,951	9,607,213	363,744	23,508,482
Catherine B. Reynolds	239,943,778	1,235,412	326,718	23,508,482
Laura J. Schumacher	235,461,489	5,719,775	324,644	23,508,482
John G. Stratton	240,717,198	415,288	373,422	23,508,482
Peter A. Wall	239,803,545	1,333,205	369,158	23,508,482

The results of voting on Proposals 2 through 4 (as numbered in the company’s 2020 Proxy Statement) were as follows:

Proposal 2. Shareholders approved the selection of KPMG LLP as the company’s independent auditors for 2020.

	For	Against	Abstain	Broker Non-Votes
Approval of KPMG as Independent Auditors	261,531,529	3,134,953	347,908	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2020 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to approve Executive Compensation	197,500,930	43,422,497	582,481	23,508,482

Proposal 4. Shareholders rejected a shareholder proposal requesting that the board take steps necessary to amend the company’s bylaws and each appropriate governing document to give holders of 15% of the company’s outstanding common stock the power to call a special shareholder meeting.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal with regard to Special Shareholders Meetings	96,937,388	143,999,044	569,476	23,508,482

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 11, 2020